UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2006

                HomeBanc Mortgage Trust 2006-1

(Issuing Entity)

                         HMB Acceptance Corp.

(Exact Name of Registrant as Specified in its Charter)

                 HomeBanc Mortgage Corporation

(Sponsor)

Delaware	333-129452	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  404-497-1000

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-129452) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement, together with the consent relating thereto, are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMB ACCEPTANCE CORP.

By:  /S/ Alana L. Griffin

Name:  Alana L. Griffin
Title:    Senior Vice President

Dated:  March 31, 2006

EXHIBIT INDEX

Exhibit No.

                          Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

March 31, 2006

HMB Acceptance Corp.

2002 Summit Blvd., Suite 100

Atlanta, Georgia 30319

Re:

HMB Acceptance Corp.

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel for HMB Acceptance Corp., a Delaware corporation (the “Company”), in connection with the offering of the HomeBanc Mortgage Trust 2006-1 Mortgage Pass-Through Certificates (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-129452) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on March 22, 2006.  As set forth in the prospectus dated March 28, 2006, as supplemented by a prospectus supplement dated March 29, 2006 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a pooling and servicing agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HomeBanc Mortgage Corporation, as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”), U.S. Bank, National Association, as trustee (the “Trustee”), Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”) and Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”).

We have examined forms of the Pooling and Servicing Agreement, the Certificates, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.  In addition, with respect to the opinions rendered in subparagraphs (i) and (ii) below, we have expressly relied upon the opinion letter of Richards, Layton & Finger, P.A. dated March 31, 2006, as to the enforceability of the Pooling and Servicing Agreement under Delaware law against the parties thereto, as to the entitlement of the Certificates to the benefits of the Pooling and Servicing Agreement, and as to the due authorization and valid issuance of the Certificates under the Pooling and Servicing Agreement.

Based upon the foregoing, we are of the opinion that:

(i)

The Pooling and Servicing Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, the Master Servicer, the Securities Administrator, the Seller, the Servicer, the Delaware Trustee and any other party thereto, the Pooling and Servicing Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

When the issuance and sale of the Certificates have been duly authorized by all corporate action on the part of the Company, and when the Certificates have been duly and validly executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered against payment therefor pursuant to the underwriting agreement dated March 29, 2006 among the Company, the Seller, Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc., the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Pooling and Servicing Agreement.

(iii)

Under existing law, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each segregated pool of assets for which the Pooling and Servicing Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); The Senior Certificates, the Subordinate Certificates and the Class X Certificates will evidence ownership of “regular interests” in a REMIC within the meaning of Section 860G(a)(1) of the Code; and the Class R Certificates will be considered to represent the sole class of “residual interest” within the meaning of Section 860G(a)(2) of the Code in each REMIC formed pursuant to the Pooling and Servicing Agreement; and

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.  The opinions set forth in this opinion express our professional judgment as to how the highest court of the applicable jurisdiction would appropriately resolve the issues in question.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP